UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): September 9, 2004
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                           The Middleton Doll Company
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             (Exact name of registrant as specified in its charter)



   Wisconsin                   0-22663                        39-1364345
---------------                --------                       ----------
(State or other            (Commission File                 (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)


                W239 N1700 Busse Road, Waukesha, Wisconsin 53188
          (Address of principal executive offices, including zip code)


                 (262) 523-4300 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

                  On September 9, 2004 The Middleton Doll Company issued a press release announcing certain corporate events of importance to shareholders (the "Press Release"). A copy of the Press Release is being filed as Exhibit 99 to this Report and is incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibit is being filed herewith:
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     (99) Press Release of The Middleton Doll Company, dated September 9, 2004.


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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The Middleton Doll Company



Date:  September 9, 2004                    By:  /s/ Susan J. Hauke
                                               --------------------------------
                                                 Susan J. Hauke
                                                 Chief Financial Officer

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



                           The Middleton Doll Company


                   Exhibit Index to Current Report on Form 8-K
                             Dated September 9, 2004

Exhibit
Number
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(99) Press Release dated September 9, 2004: The Middleton Doll Company Expands
     Newborn Nursery Adoption Centers



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